Exhibit 10.41

Execution Version

JOINDER AGREEMENT

This Joinder Agreement is dated as of January 22, 2015 (this “Agreement”), by and among each of the financial institutions set forth on Schedule A annexed hereto (each a “New Revolving Loan Lender” and collectively the “New Revolving Loan Lenders”), Valeant Pharmaceuticals International, Inc., a corporation continued under the laws of the Province of British Columbia (“Borrower”), the undersigned subsidiaries of Borrower and Barclays Bank PLC (“Barclays”), as Administrative Agent and Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, by Amendment No. 2, dated as of September 10, 2012, by Amendment No. 3, dated as of January 24, 2013, by Amendment No. 4, dated as of February 21, 2013, by Amendment No. 5, dated as of June 6, 2013, by Amendment No. 6, dated as of June 26, 2013, by Amendment No. 7, dated as of September 17, 2013, by Amendment No. 8, dated as of December 20, 2013, by the Successor Agent Agreement and Amendment No. 9, dated as of January 8, 2015, as further supplemented by the Joinder Agreement, dated as of June 14, 2012, by the Joinder Agreement, dated as of July 9, 2012, by the Joinder Agreement, dated as of September 11, 2012, by the Joinder Agreement dated as of October 2, 2012, by the Joinder Agreement, dated as of December 11, 2012, by the Joinder Agreements, each dated as of August 5, 2013, and by the Joinder Agreements, each dated as of February 6, 2014 (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, Goldman Sachs Lending Partners LLC (“GSLP”), J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. (“JPMorgan”) and Morgan Stanley, as Co-Syndication Agents, JPMorgan, as Issuing Bank, Barclays (as successor to GSLP), as Administrative Agent and Collateral Agent, and the other Agents party thereto;

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may obtain New Revolving Loan Commitments and/or New Term Loan Commitments by entering into one or more Joinder Agreements with the New Revolving Loan Lenders; and

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Credit Agreement may, without the consent of any other Lenders, be amended as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of Section 2.25 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each New Revolving Loan Lender hereby commits to provide its respective New Revolving Loan Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

1.	New Revolving Loan Commitments. The New Revolving Loan Commitments established under this Joinder Agreement shall have identical terms to the Revolving Commitments in existence under the Credit Agreement prior to the date hereof (the “New Revolving Loan Commitment Effective Date”). The New Revolving Loan Commitments and New Revolving Loans made pursuant thereto shall be subject to the provisions of the Credit Agreement and the other Credit Documents, and shall constitute “Revolving Commitments” and “Revolving Loans”, respectively, thereunder.

2.	Closing Fee. Borrower agrees to pay on the date hereof to Administrative Agent, for the account of each New Revolving Loan Lender party to this Agreement, as fee compensation for the commitment of such New Revolving Loan Lender’s New Revolving Loan Commitments, a closing fee in an amount equal to 0.15% of the aggregate principal amount of such New Revolving Loan Lender’s New Revolving Loan Commitments as of the date hereof.

3.	New Lenders. Each New Revolving Loan Lender (other than any New Revolving Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) acknowledges and agrees that upon its execution of this Agreement its New Revolving Loan Commitments shall be effective and that such New Revolving Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

4.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Borrower hereby certify that:

i.	The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

ii.	No event has occurred and is continuing or would result from the consummation of the transactions contemplated hereby that would constitute a Default or an Event of Default; and

iii.	Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof in connection with the transactions contemplated by this Agreement.

2

5.	Borrower Covenants. By its execution of this Agreement, Borrower hereby covenants that:

i.	Borrower shall deliver or cause to be delivered, on or before the New Revolving Loan Commitment Effective Date, the following legal opinions and documents: originally executed copies of the favorable written opinions of (a) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel and special France counsel to the Credit Parties, (b) Chancery Chambers, special Barbados counsel to the Credit Parties, (c) Norton Rose Fulbright Canada LLP, special Canada counsel to the Credit Parties, (d) Baker & McKenzie, special Luxembourg counsel to the Credit Parties, (e) Conyers Dill & Pearman Limited, special Bermuda counsel to the Credit Parties, (f) Arthur Cox, special Ireland counsel to the Credit Parties, (g) Venable LLP, special Maryland counsel to the Credit Parties, (h) Souza, Cescon, Barrieu & Flesch Advogados, special Brazil counsel to the Credit Parties, (i) Squire Sanders Święcicki Krześniak sp.k., special Poland counsel to the Credit Parties, (j) Tark Grunte Sutkiene, special Lithuania counsel to the Credit Parties, (k) White & Case LLP, special France counsel to the Administrative Agent, (l) Allen & Overy LLP, special Netherlands counsel to the Administrative Agent, (m) Rajah & Tann LLP, special Singapore counsel to the Credit Parties, (n) Stamford Law Corporation, special Singapore counsel to the Administrative Agent and (o) Fluxmans Inc., special South Africa counsel to the Credit Parties, together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement.

6.	Eligible Assignee. By its execution of this Agreement, each New Revolving Loan Lender (other than any New Revolving Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) represents and warrants that it is an Eligible Assignee.

7.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Revolving Loan Lender shall be as set forth below its signature below.

8.	Non-U.S. Lenders. For each New Revolving Loan Lender that is a Non-U.S. Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Revolving Loan Lender may be required to deliver to Administrative Agent pursuant to subsection 2.20(d) of the Credit Agreement.

9.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the New Revolving Loan Commitments made by New Revolving Loan Lenders pursuant hereto in the Register.

10.	Reaffirmation.

i.	Each Credit Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby.

ii.

Each Credit Party, by its signature below, hereby affirms and confirms (a) its obligations under each of the Credit Documents to which it is a party, and (b) the pledge of and/or grant of a security interest or hypothec in its assets as Collateral

3

to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.

ii.	Each Credit Party acknowledges and agrees that each of the Credit Documents in existence as of the date hereof shall be henceforth read and construed in accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

11.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

12.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended and supplemented hereby and that this Agreement is a Credit Document.

13.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

14.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

15.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

4

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

BARCLAYS BANK PLC, as a “New Revolving Loan Lender”

By:	/s/ Christine Aharonian
Name: Christine Aharonian
Title: Vice President

Notice Address:

745 Seventh Avenue, New York, NY 10019

Attention: Christine Aharonian
Telephone: 212 320 9943
Facsimile: 212 526 5115

[Signature Page to Joinder Agreement]

BANK OF MONTREAL, as a “New Revolving Loan Lender”

By:	/s/ Phillip Ho
Name: Phillip Ho
Title: Director

Notice Address:

3 Times Square, 29th Floor
New York, NY 10036

Attention: Phillip Ho
Telephone: 212 702 1194
Facsimile: 212 702 1961

[Signature Page to Joinder Agreement]

CITIBANK, N.A., as a “New Revolving Loan Lender”

By:	/s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

Notice Address:
388 Greenwich Street, Floor 32
New York, NY 10013

Attention: Laura Fogarty
Telephone: 212 816 2197
Facsimile: 646 862 8137

[Signature Page to Joinder Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a “New Revolving Loan Lender”

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

Notice Address:

Loan Admin
5022, Gate Parkway, Suite 200
Jacksonville, FL 32256

Attention: Karthik Krishnan
Telephone: 904 520 5449
Facsimile: 866 240 3622

[Signature Page to Joinder Agreement]

DNB CAPITAL LLC, as a “New Revolving Loan Lender”

By:	/s/ Geshu Sugandh
Name: Geshu Sugandh
Title: First Vice President

By:	/s/ Bjørn E. Hammerstad
Name: Bjørn E. Hammerstad
Title: Senior Vice President

Notice Address: DNB Bank, 200 Park Avenue, 31st Floor, New York – 10166

Attention: Vadim Shutov
Telephone: 212 681 3874
Facsimile: 212 681 3900

[Signature Page to Joinder Agreement]

HSBC BANK CANADA, as a “New Revolving Loan Lender”

By:	/s/ John C. Barrette
Name: John C. Barrette
Title: VP, Global Banking

By:	/s/ Jeffrey Allsop
Name: Jeffrey Allsop
Title: EVP, MD, Head of Global Banking

Notice Address:

HSBC Bank Canada
70 York Street
Toronto, Ontario M5J1S9, Canada

Credit related matters:
Attention:
Annie Houle, Director
Telephone: +1 514 286 4567
Fax: +1 514 285 8637
Email address Annie_Houle@hsbc.ca

Administrative matters:
Attention:
Raji Kodumalla, Agency Administrator
Telephone: +1 416 868 3819
Fax: +1 647 788 2188
Email address: cacmbagency5@hsbc.ca

Or

Attention:
Ivan Mok, Manager Agency Services
Telephone: +1 416 868 8235
Fax: +1 647 788 2188
Email address: cacmbagency5@hsbc.ca

[Signature Page to Joinder Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH as a “New Revolving Loan Lender”

By:	/s/ Michael N. Tam
Name: Michael N. Tam
Title: Senior Vice President

Notice Address:

Attention:
Telephone:
Facsimile:

[Signature Page to Joinder Agreement]

MORGAN STANLEY BANK, N.A., as a “New Revolving Loan Lender”

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Notice Address:

Morgan Stanley Loan Servicing
1300 Thames Street Wharf, 4th floor
Baltimore, MD 21231
Telephone: 443 627 4335
Facsmile: 718 233 2140 msloanservicing@morganstanley.com

[Signature Page to Joinder Agreement]

ROYAL BANK OF CANADA, as a “New Revolving Loan Lender”

By:	/s/ Diana Lee
Name: Diana Lee
Title: Authorized Signatory

[Signature Page to Joinder Agreement]

SUMITOMO MITSUI BANKING CORPORATION as a “New Revolving Loan Lender”

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Notice Address: 277 Park Avenue
New York, NY 10172

Attention: David Kee
Telephone: 212 224 4074
Facsimile: 212 224 4384

[Signature Page to Joinder Agreement]

SUNTRUST BANK as a “New Revolving Loan Lender”

By:	/s/ Katherine Bass
Name: Katherine Bass
Title: Director

Notice Address:

Attention:
Telephone:
Facsimile:

[Signature Page to Joinder Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a “New Revolving Loan Lender”

By:	/s/ Scott O’Connell
Name: Scott O’Connell
Title: Director

Notice Address:

1251 Avenue of the Americas,
New York, NY 10020

Attention: Allen Fisher
Telephone: 212 782 6824
Facsimile: 212 782 6445

[Signature Page to Joinder Agreement]

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB INCORPORATED

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB HOLDINGS INCORPORATED

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Vice President and Treasurer

SOLTA MEDICAL, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Vice President and Treasurer

[Signature Page to Joinder Agreement]

ATON PHARMA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

CORIA LABORATORIES, LTD.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

DOW PHARMACEUTICAL SCIENCES, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

[Signature Page to Joinder Agreement]

OBAGI MEDICAL PRODUCTS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

OMP, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

ONPHARMA INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

[Signature Page to Joinder Agreement]

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra Operations Pty Limited (ACN 122 250 088)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra IP Pty Limited (ACN 122 536 350)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
iNova Sub Pty Limited (ACN 134 398 815)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
Valeant Pharmaceuticals Australasia Pty Limited (ACN 001 083 352)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

Signed by
DermaTech Pty Limited (ACN 003 982 161)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Private Formula International Holdings Pty Ltd (ACN 095 450 918)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

Signed by
Private Formula International Pty Ltd (ACN 095 451 442)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Ganehill Pty Ltd (ACN 065 261 538)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Bausch & Lomb (Australia) Pty Ltd (ACN: 000 650 251)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Linda A. LaGorga	/s/ Ling Zeng
Signature of director	Signature of director/secretary

Linda LaGorga	Ling Zeng
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

HYTHE PROPERTY INCORPORATED

By:	/s/ Mauricio Zavala
Name: Mauricio Zavala
Title: Manager and Assistant Secretary

[Signature Page to Joinder Agreement]

VALEANT INTERNATIONAL BERMUDA

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: Director

VALEANT PHARMACEUTICALS NOMINEE BERMUDA

By:	/s/ Peter McCurdy
Name: Peter McCurdy
Title: President and Assistant Secretary

[Signature Page to Joinder Agreement]

PROBIÓTICA LABORATÓRIOS LTDA.

By:	/s/ Marcelo Noll Barboza
Name: Marcelo Noll Barboza
Title: Officer

By:	/s/ Guilherme Maradei
Name: Guilherme Maradei
Title: Officer

[Signature Page to Joinder Agreement]

IOLAB CORPORATION

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

TECHNOLAS PERFECT VISION, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB PHARMA HOLDINGS CORP.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB CHINA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB SOUTH ASIA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB TECHNOLOGY CORPORATION

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

[Signature Page to Joinder Agreement]

RHC HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

SIGHT SAVERS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB REALTY CORPORATION.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Vice President and Treasurer

ISTA PHARMACEUTICALS, LLC

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

VRX HOLDCO, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Chief Financial Officer and Treasurer

[Signature Page to Joinder Agreement]

VALEANT CANADA GP LIMITED

By:	/s/ Howard B. Schiller
Name: Howard B. Schiller
Title: Executive Vice President and Chief
Financial Officer

VALEANT CANADA S.E.C./VALEANT CANADA LP

By:	/s/ Howard B. Schiller
Name: Howard B. Schiller
Title: Executive Vice President and Chief
Financial Officer

V-BAC HOLDING CORP.

By:	/s/ Robert R. Chai-Onn
Name: Robert R. Chai-Onn
Title: Vice President

[Signature Page to Joinder Agreement]

MEDICIS PHARMACEUTICAL CORPORATION

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

OCEANSIDE PHARMACEUTICALS, INC.

By:	/s/ Howard B. Schiller
Name: Howard B. Schiller
Title: Chief Financial Officer and Treasurer

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

PRINCETON PHARMA HOLDINGS, LLC

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

PRIVATE FORMULA CORP.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

RENAUD SKIN CARE LABORATORIES, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

[Signature Page to Joinder Agreement]

VALEANT BIOMEDICALS, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BIOVAIL AMERICAS CORP.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

ORAPHARMA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

ORAPHARMA TOPCO HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

PRESTWICK PHARMACEUTICALS, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

[Signature Page to Joinder Agreement]

BIOVAIL INTERNATIONAL S.Á.R.L.

By:	/s/ Michael Kennan
Name:	Michael Kennan
Title:	Manager

VALEANT PHARMACEUTICALS LUXEMBOURG S.Á.R.L.

By:	/s/ Michael Kennan
Name:	Michael Kennan
Title:	Manager

VALEANT INTERNATIONAL LUXEMBOURG S.Á.R.L.

By:	/s/ Michael Kennan
Name:	Michael Kennan
Title:	Manager

BAUSCH & LOMB LUXEMBOURG S.Á.R.L.

By:	/s/ Michael Kennan
Name:	Michael Kennan
Title:	Manager

[Signature Page to Joinder Agreement]

LABORATOIRE CHAUVIN S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

BAUSCH & LOMB FRANCE S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

BCF S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

CHAUVIN OPSIA S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

[Signature Page to Joinder Agreement]

VALEANT PHARMA HUNGARY LLC

By:	/s/ István Langer
Name: István Langer
Title: Managing Director

VALEANT PHARMA HUNGARY LLC

By:	/s/ Zoltán Gábor
Name: Zoltán Gábor
Title: Managing Director

[Signature Page to Joinder Agreement]

VALEANT PHARMACEUTICALS IRELAND

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: Director

VALEANT HOLDINGS IRELAND

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: Director

[Signature Page to Joinder Agreement]

B.L.J. COMPANY, LTD.

By:	/s/ Ian Dolling
Name: Ian Dolling
Title: Representative Director and President

[Signature Page to Joinder Agreement]

AB SANITAS

By:	/s/ Saulius Mečislovas Žemaitis
Name: Saulius Mečislovas Žemaitis
Title: General Manager

[Signature Page to Joinder Agreement]

UCYCLYD PHARMA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

[Signature Page to Joinder Agreement]

VALEANT EUROPE B.V.

By:	/s/ Robert Meijer
Name: Robert Meijer
Title: Attorney-in-Fact

BAUSCH & LOMB B.V.

By:	/s/ Robert Meijer
Name: Robert Meijer
Title: Attorney-in-Fact

BAUSCH & LOMB OPS B.V.

By:	/s/ Robert Meijer
Name: Robert Meijer
Title: Attorney-in-Fact

[Signature Page to Joinder Agreement]

PRZEDSIĘBIORSTWO FARMACEUTYCZNE JELFA S.A.

By:	/s/ Marcin Wnukowski
Name: Marcin Wnukowski
Title: Attorney-in-Fact

VALEANT SP.Z O. O.

By:	/s/ Marcin Wnukowski
Name: Marcin Wnukowski
Title: Attorney-in-Fact

VP VALEANT SP. Z O.O.SP.J.

By:	/s/ Marcin Wnukowski
Name: Marcin Wnukowski
Title: Attorney-in-Fact

VALEANT SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ SP.J.

By:	/s/ Marcin Wnukowski
Name: Marcin Wnukowski
Title: Attorney-in-Fact

[Signature Page to Joinder Agreement]

PHARMASWISS D.O.O., BEOGRAD

By:	/s/ Dejan Antonić
Name: Dejan Antonić
Title: General Manager

(corporate stamp)

[Signature Page to Joinder Agreement]

PHARMASWISS D.O.O., LJUBLJANA

By:	/s/ Senahil Asanagić
Name: Senahil Asanagić
Title: Director

[Signature Page to Joinder Agreement]

INOVA PHARMACEUTICALS PROPRIETARY LIMITED

By:	/s/ Howard B. Schiller
Name: Howard B. Schiller
Title: Director

[Signature Page to Joinder Agreement]

PHARMASWISS SA

By:	/s/ Matthias Courvosier
Name: Matthias Courvoisier
Title: Director

[Signature Page to Joinder Agreement]

Executed by BAUSCH & LOMB U.K. LIMITED, acting by:

/s/ Linda A. LaGorga
Director

Name of director: Linda A. LaGorga in the presence of:

/s/ Kaleena Nguyen
Name of witness: Kaleena Nguyen
Address: 400 Somerset Corporate Blvd.
Bridgewater, New Jersey 08807 U.S.A.

Occupation: Legal

[Signature Page to Joinder Agreement]

BAUSCH & LOMB IOM S.P.A.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Director

[Signature Page to Joinder Agreement]

SIGNED for and on behalf	)
of VALEANT PHARMACEUTICALS	)
NEW ZEALAND LIMITED	)
		/s/ Howard Schiller	/s/ Robert R. Chai-Onn
		Name: Howard Schiller	Name: Robert R. Chai-Onn
		Title: Director	Title: Director

[Signature Page to Joinder Agreement]

INOVA PHARMACEUTICALS (SINGAPORE) PTE LIMITED

By:	/s/ Howard Schiller
Name: Howard Schiller
Title: Director

[Signature Page to Joinder Agreement]

Consented to by:

BARCLAYS BANK PLC
As Administrative Agent and Collateral Agent

By:	/s/ Christine Aharonian
Authorized Signatory

[Signature Page to Joinder Agreement]

SCHEDULE A

TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
BARCLAYS BANK PLC	New Revolving Loan Commitment	$52,976,562.50
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH	New Revolving Loan Commitment	$43,257,812.50
MORGAN STANLEY BANK, N.A.	New Revolving Loan Commitment	$52,976,562.50
ROYAL BANK OF CANADA	New Revolving Loan Commitment	$52,976,562.50
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	New Revolving Loan Commitment	$40,000,000.00
CITIBANK N.A.	New Revolving Loan Commitment	$18,000,000.00
DEUTSCHE BANK AG NEW YORK BRANCH	New Revolving Loan Commitment	$90,000,000.00
DNB CAPITAL LLC	New Revolving Loan Commitment	$18,000,000.00
HSBC BANK CANADA	New Revolving Loan Commitment	$40,000,000.00
SUNTRUST BANK	New Revolving Loan Commitment	$18,000,000.00
BANK OF MONTREAL	New Revolving Loan Commitment	$37,250,000.00
SUMITOMO MITSUI BANKING CORPORATION	New Revolving Loan Commitment	$36,562,500.00

Total:		$500,000,000

[Signature Page to Joinder Agreement]